Exhibit 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. ss. 1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, Song Jinan, President, Chief Executive Officer (principal executive officer) and Chief Financial Officer (principal financial officer) of China-Biotics, Inc. (the "Registrant"), certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, based upon a review of the Annual Report on Form 10-KSB for the period ended March 31, 2006 of the Registrant (the "Report"):

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of The Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Song Jinan
Song Jinan Chief Executive Officer and Chief Financial Officer June 29, 2006